UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: May 16, 2000

                            THE QUIZNO'S CORPORATION

             (Exact name of registrant as specified in its charter)

        Colorado                   000-23174                84-1169286
(State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)             File Number)          Identification No.)

         1415 Larimer Street, Denver, Colorado                 80202
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (303) 291-0999

                                      None

          (Former name or former address, if changes since last report)

Item 5. Other Events. Press Release Announcing Quizno's Posts Profit in 2nd Fiscal Quarter.

Exhibits

        Exhibit 99.1 Press Release, dated May 16, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        THE QUIZNO'S CORPORATION


Date: May 19, 2000                                      By: /s/ John L. Gallivan
                                                            --------------------
                                                         John L. Gallivan
                                                         Chief Financial Officer